Exhibit 99.1

Cerence Announces First Quarter Fiscal 2025 Results

BURLINGTON, Mass., February 6, 2025 – Cerence Inc. (NASDAQ: CRNC) (“Cerence AI”), a global industry leader in AI for transportation, today reported its first quarter fiscal year 2025 results for the quarter ended December 31, 2024.

Results Summary (1,2)

(in millions, except per share data)

	Three Months Ended
	December 31,
	2024	2023
GAAP revenue	$50.9	$138.3
GAAP gross margin	65.0%	81.0%
Non-GAAP gross margin	65.9%	81.5%
GAAP operating margin	-33.3%	42.3%
Non-GAAP operating margin	-1.0%	49.4%
GAAP net (loss) income	$(24.3)	$23.9
GAAP net (loss) income margin	-47.7%	17.2%
Non-GAAP net (loss) income	$(1.5)	$54.3
Adjusted EBITDA	$1.4	$70.4
Adjusted EBITDA margin	2.7%	50.9%
GAAP net (loss) income per share - diluted	$(0.57)	$0.53
Non-GAAP net (loss) income per share - diluted	$(0.03)	$1.12

(1)
As previously disclosed, Q1FY24 revenue includes the non-cash revenue associated with the Toyota “Legacy” contract and related impacts totaling $86.6M.
(2)
Please refer to the “Discussion of Non-GAAP Financial Measures” and “Reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures” included elsewhere in this release for more information regarding our use of non-GAAP financial measures.

“I’m incredibly proud of the team’s progress and our performance in Q1, most notably beating the upper end of guidance on top-line revenue and adjusted EBITDA and showing strong free cash flow,” said Brian Krzanich, CEO, Cerence AI. “We believe we have solid momentum for 2025: we’ve made significant progress on our generative AI roadmap, achieving critical development milestones for our next-gen agentic, conversational AI platform. We have continued momentum with our automaker customers, including six design wins and two wins for our generative AI solutions, as well as six major customer SOPs and two generative AI SOPs within the quarter. In addition, our transformation and cost reduction initiatives are having a solid impact on the business. As we look to the future, we believe we are well positioned to continue on our path to long-term, sustainable growth and profitability.”

Investor Relations | Email: investorrelations@cerence.com

Cerence Key Performance Indicators

To help investors gain further insight into the Cerence business and its performance, management provides a set of key performance indicators that includes:

Key Performance Indicator[1]	Q1FY25
Percent of worldwide auto production with Cerence Technology (TTM)	51%
Change in number of Cerence connected cars shipped[2] (TTM over prior year TTM)	5%
Change in Adjusted Total Billings (TTM over prior year TTM)	3%

(1)
Please refer to the “Key Performance Indicators” section included elsewhere in this release for more information regarding the definitions and our use of key performance indicators.
(2)
Based on IHS Markit data, global auto production decreased 2% over the same time period ended on December 31, 2024.

Second Quarter and Full Year Fiscal 2025 Outlook

For the fiscal quarter ending March 31, 2025, revenue is expected to be in the range of $74 million to $77 million. This includes $20 million of projected Fixed License revenue expected to be signed during the quarter. Gross margins are projected between 74% and 76% and net income is projected in the range of $1 million to $5 million. Adjusted EBITDA is expected to be in the range of $18 million to $22 million.

Guidance for the full fiscal year ending September 30, 2025 remains unchanged.

The adjusted EBITDA guidance excludes amortization of acquired intangible assets, stock-based compensation, restructuring and other costs.

Additional details regarding guidance will be provided during the earnings call.

Cerence Conference Call and Webcast

The company will host a live conference call and webcast with slides to discuss the results today at 5:00pm Eastern Time / 2:00pm Pacific Time. Interested investors and analysts are invited to dial into the conference call by registering here.

Webcast access will also be available on the Investor Information section of the company’s website at https://www.cerence.com/investors/events-and-resources.

A replay of the webcast can be accessed by visiting the company’s website 90 minutes following the conference call at https://www.cerence.com/investors/events-and-resources.

Forward Looking Statements

Statements in this press release regarding: Cerence’s future performance, results and financial condition; expected growth and profitability; outlook and momentum; transformation plans and cost efficiency initiatives, including the estimated net annualized cost savings; strategy; opportunities; business, industry and market trends; strategy regarding fixed contracts and its impact on financial results; backlog; revenue visibility; revenue timing and mix; demand for Cerence products; innovation and new product offerings,

Investor Relations | Email: investorrelations@cerence.com

including AI technology; expected benefits of technology partnerships; cost efficiency initiatives; and management’s future expectations, estimates, assumptions, beliefs, goals, objectives, targets, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “goal,” “anticipates,” “projects,” “forecasts,” “expects,” “intends,” “continues,” “will,” “may,” or “estimates” or similar expressions) should also be considered to be forward-looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risk, uncertainties and other factors, which may cause actual results or performance of the company to be materially different from any future results or performance expressed or implied by such forward-looking statements including but not limited to: the highly competitive and rapidly changing market in which we operate; adverse conditions in the automotive industry, the related supply chain and semiconductor shortage, or the global economy more generally; volatility in the political, legal and regulatory environment in which we operate, including trade, tariffs and other policies implemented by the new administration or actions taken by other countries in response; automotive production delays; changes in customer forecasts; the impacts of the COVID-19 pandemic on our and our customers’ businesses; the ongoing conflicts in Ukraine and the Middle East; our inability to control and successfully manage our expenses and cash position; our inability to deliver improved financial results from process optimization efforts and cost reduction actions; escalating pricing pressures from our customers; the impact on our business of the transition to a lower level of fixed contracts, including the failure to achieve such a transition; our failure to win, renew or implement service contracts; the cancellation or postponement of existing contracts; the loss of business from any of our largest customers; effects of customer defaults; our inability to successfully introduce new products, applications and services; our strategies to increase cloud offerings and deploy generative AI and large language models (LLMs); the inability to expand into adjacent markets; the inability to recruit and retain qualified personnel; disruptions arising from transitions in management personnel, including the transition to our new Chief Executive Officer; cybersecurity and data privacy incidents; failure to protect our intellectual property; defects or interruptions in service with respect to our products; fluctuating currency rates and interest rates; inflation; financial and credit market volatility; restrictions on our current and future operations under the terms of our debt, the use of cash to service or repay our debt; and our inability to generate sufficient cash from our operations; and the other factors discussed in our most recent Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other filings with the Securities and Exchange Commission. We disclaim any obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

Discussion of Non-GAAP Financial Measures

We believe that providing the non-GAAP information in addition to the GAAP presentation, allows investors to view the financial results in the way management views the operating results. We further believe that providing this information allows investors to not only better understand our financial performance, but more importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance. The non-GAAP information should not be considered superior to, or a substitute for, financial statements prepared in accordance with GAAP.

We utilize a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of the business, for making operating decisions and for forecasting and planning for future periods. While our management uses these non-GAAP financial measures as a tool to enhance their understanding of certain aspects of our financial performance, our management does not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial statements.

Investor Relations | Email: investorrelations@cerence.com

Consistent with this approach, we believe that disclosing non-GAAP financial measures to the readers of our financial statements provides such readers with useful supplemental data that, while not a substitute for GAAP financial statements, allows for greater transparency in the review of our financial and operational performance. In assessing the overall health of the business during the three months ended December 31, 2024 and 2023, our management has either included or excluded the following items in general categories, each of which is described below.

Adjusted EBITDA.

Adjusted EBITDA is defined as net income attributable to Cerence Inc. before net income (loss) attributable to income tax (benefit) expense, other income (expense) items, net, depreciation and amortization expense, and excluding amortization of acquired intangible assets, stock-based compensation, and restructuring and other costs, net or impairment charges related to fixed and intangible assets and gains or losses on the sale of long-lived assets, if any. From time to time we may exclude from Adjusted EBITDA the impact of events, gains, losses or other charges (such as significant legal settlements) that affect the period-to-period comparability of our operating performance. Other income (expense) items, net include interest expense, interest income, and other income (expense), net (as stated in our Condensed Consolidated Statement of Operations). Our management and Board of Directors use this financial measure to evaluate our operating performance. It is also a significant performance measure in our annual incentive compensation programs.

Restructuring and other costs, net.

Restructuring and other costs, net include restructuring expenses as well as other charges that are unusual in nature, are the result of unplanned events, and arise outside the ordinary course of our business such as employee severance costs, consulting costs relating to our transformation initiatives, and costs for consolidating duplicate facilities.

Amortization of acquired intangible assets.

We exclude the amortization of acquired intangible assets from non-GAAP expense and income measures. These amounts are inconsistent in amount and frequency and are significantly impacted by the timing and size of acquisitions. Providing a supplemental measure which excludes these charges allows management and investors to evaluate results “as-if” the acquired intangible assets had been developed internally rather than acquired and, therefore, provides a supplemental measure of performance in which our acquired intellectual property is treated in a comparable manner to our internally developed intellectual property. Although we exclude amortization of acquired intangible assets from our non-GAAP expenses, we believe that it is important for investors to understand that such intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Future acquisitions may result in the amortization of additional intangible assets.

Non-cash expenses.

We provide non-GAAP information relative to the following non-cash expenses: (i) stock-based compensation; and (ii) non-cash interest. These items are further discussed as follows:

(i)
Stock-based compensation. Because of varying valuation methodologies, subjective assumptions and the variety of award types, we exclude stock-based compensation from our operating results. We evaluate performance both with and without these measures because compensation expense

Investor Relations | Email: investorrelations@cerence.com

related to stock-based compensation is typically non-cash and awards granted are influenced by the Company’s stock price and other factors such as volatility that are beyond our control. The expense related to stock-based awards is generally not controllable in the short-term and can vary significantly based on the timing, size and nature of awards granted. As such, we do not include such charges in operating plans. Stock-based compensation will continue in future periods.
(ii)
Non-cash interest. We exclude non-cash interest because we believe that excluding this expense provides management, as well as other users of the financial statements, with a valuable perspective on the cash-based performance and health of the business, including the current near-term projected liquidity. Non-cash interest expense will continue in future periods.

Other expenses.

We exclude certain other expenses that result from unplanned events outside the ordinary course of continuing operations, in order to measure operating performance and current and future liquidity both with and without these expenses. By providing this information, we believe management and the users of the financial statements are better able to understand the financial results of what we consider to be our organic, continuing operations. Included in these expenses are items such as other charges (credits), net, (gains) losses from extinguishment of debt, and changes in indemnification assets corresponding with the release of pre-spin liabilities for uncertain tax positions.

Adjustments to income tax provision.

Adjustments to our GAAP income tax provision to arrive at non-GAAP net income is determined based on our non-GAAP pre-tax income. Additionally, as our non-GAAP profitability is higher based on the non-GAAP adjustments, we adjust the GAAP tax provision to remove valuation allowances and related effects based on the higher level of reported non-GAAP profitability. We also exclude from our non-GAAP tax provision certain discrete tax items as they occur.

Key Performance Indicators

We believe that providing key performance indicators (“KPIs”) allows investors to gain insight into the way management views the performance of the business. We further believe that providing KPIs allows investors to better understand information used by management to evaluate and measure such performance. KPIs should not be considered superior to, or a substitute for, operating results prepared in accordance with GAAP. In assessing the performance of the business during the three months ended December 31, 2024, our management has reviewed the following KPIs, each of which is described below:

•
Percent of worldwide auto production with Cerence Technology: The number of Cerence enabled cars shipped as compared to IHS Markit car production data.
•
Change in number of Cerence connected cars shipped: The year-over-year change in the number of cars shipped with Cerence connected solutions. Amounts calculated on a TTM basis.
•
Change in Adjusted total billings YoY (TTM): The year over year change in total billings excluding Professional Services, prepay billings and adjusted for prepay consumption.

____________

Investor Relations | Email: investorrelations@cerence.com

See the tables at the end of this press release for non-GAAP reconciliations to the most directly comparable GAAP measures.

To learn more about Cerence AI, visit www.cerence.ai, and follow the company on LinkedIn.

About Cerence Inc.

Cerence Inc. (NASDAQ: CRNC) is a global industry leader in creating intuitive, seamless, AI-powered experiences across automotive and transportation. Leveraging decades of innovation and expertise in voice, generative AI, and large language models, Cerence powers integrated experiences that create safer, more connected, and more enjoyable journeys for drivers and passengers alike. With more than 500 million cars shipped with Cerence technology, the company partners with leading automakers, transportation OEMs, and technology companies to advance the next generation of user experiences. Cerence is headquartered in Burlington, Massachusetts, with operations globally and a worldwide team dedicated to pushing the boundaries of AI innovation. For more information, visit www.cerence.ai.

Investor Relations | Email: investorrelations@cerence.com

CERENCE INC.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended
	December 31,
	2024	2023
Revenues:
License	$22,725	$20,823
Connected services	13,707	96,820
Professional services	14,464	20,692
Total revenues	50,896	138,335
Cost of revenues:
License	1,782	1,604
Connected services	6,311	7,303
Professional services	9,731	17,325
Amortization of intangible assets	—	103
Total cost of revenues	17,824	26,335
Gross profit	33,072	112,000
Operating expenses:
Research and development	20,869	33,306
Sales and marketing	4,766	6,071
General and administrative	12,754	12,793
Amortization of intangible assets	554	545
Restructuring and other costs, net	11,062	705
Total operating expenses	50,005	53,420
(Loss) income from operations	(16,933)	58,580
Interest income	1,437	1,432
Interest expense	(3,393)	(3,236)
Other income, net	272	1,422
(Loss) income before income taxes	(18,617)	58,198
Provision for income taxes	5,671	34,341
Net (loss) income	$(24,288)	$23,857
Net (loss) income per share:
Basic	$(0.57)	$0.58
Diluted	$(0.57)	$0.53
Weighted-average common share outstanding:
Basic	42,897	41,186
Diluted	42,897	49,255

Investor Relations | Email: investorrelations@cerence.com

CERENCE INC.

Condensed Consolidated Balance Sheets

(in thousands, except per share amounts)

	December 31,	September 30,
	2024	2024
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$104,103	121,485
Marketable securities	3,889	5,502
Accounts receivable, net of allowances of $53 and $1,613	47,671	62,755
Deferred costs	4,739	5,286
Prepaid expenses and other current assets	39,670	70,481
Total current assets	200,072	265,509
Long-term marketable securities	2,552	3,453
Property and equipment, net	29,371	30,139
Deferred costs	15,539	18,051
Operating lease right of use assets	13,156	12,879
Goodwill	288,886	296,858
Intangible assets, net	1,059	1,706
Deferred tax assets	46,035	51,398
Other assets	20,858	22,365
Total assets	$617,528	$702,358
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$7,609	$3,959
Deferred revenue	47,626	52,822
Short-term operating lease liabilities	3,828	4,528
Short-term debt	59,954	87,094
Accrued expenses and other current liabilities	32,967	68,405
Total current liabilities	151,984	216,808
Long-term debt	196,208	194,812
Deferred revenue, net of current portion	113,444	114,354
Long-term operating lease liabilities	10,071	8,803
Other liabilities	25,119	26,484
Total liabilities	496,826	561,261
Stockholders' Equity:
Common stock, $0.01 par value, 560,000 shares authorized; 42,988 and 41,924 shares issued and outstanding, respectively	430	419
Accumulated other comprehensive loss	(29,785)	(25,912)
Additional paid-in capital	1,096,085	1,088,330
Accumulated deficit	(946,028)	(921,740)
Total stockholders' equity	120,702	141,097
Total liabilities and stockholders' equity	$617,528	$702,358

Investor Relations | Email: investorrelations@cerence.com

CERENCE INC.

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended
	December 31,
	2024	2023
Cash flows from operating activities:
Net (loss) income	$(24,288)	$23,857
Adjustments to reconcile net (loss) income to net cash provided by (used in) operations:
Depreciation and amortization	2,445	2,686
Provision for expected credit loss reserve	207	-
Stock-based compensation	7,771	8,380
Non-cash interest expense	1,861	1,468
Gain on debt extinguishment	(327)	-
Deferred tax provision	4,927	30,298
Unrealized foreign currency transaction losses (gains)	1,997	(2,012)
Other, net	(33)	382
Changes in operating assets and liabilities:
Accounts receivable	8,800	4,933
Prepaid expenses and other assets	27,201	1,170
Deferred costs	1,859	2,589
Accounts payable	3,814	2,382
Accrued expenses and other liabilities	(33,087)	3,712
Deferred revenue	6,107	(82,660)
Net cash provided by (used in) operating activities	9,254	(2,815)
Cash flows from investing activities:
Capital expenditures	(1,360)	(931)
Sale and maturities of marketable securities	2,493	2,442
Other investing activities	(374)	(322)
Net cash provided by investing activities	759	1,189
Cash flows from financing activities:
Principal payments of short-term debt	(26,964)	-
Common stock repurchases for tax withholdings for net settlement of equity awards	(1,369)	(6,209)
Principal payment of lease liabilities arising from a finance lease	(115)	(122)
Proceeds from the issuance of common stock	1,364	6,201
Net cash used in financing activities	(27,084)	(130)
Effects of exchange rate changes on cash and cash equivalents	(311)	(662)
Net change in cash and cash equivalents	(17,382)	(2,418)
Cash and cash equivalents at beginning of period	121,485	101,154
Cash and cash equivalents at end of period	$104,103	$98,736

Investor Relations | Email: investorrelations@cerence.com

CERENCE INC.

Reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures

(unaudited - in thousands)

	Three Months Ended
	December 31,
	2024	2023
GAAP revenue	$50,896	$138,335

GAAP gross profit	$33,072	$112,000
Stock-based compensation	490	641
Amortization of intangible assets	-	103
Non-GAAP gross profit	$33,562	$112,744
GAAP gross margin	65.0%	81.0%
Non-GAAP gross margin	65.9%	81.5%

GAAP operating (loss) income	$(16,933)	$58,580
Stock-based compensation*	4,808	8,380
Amortization of intangible assets	554	648
Restructuring and other costs, net*	11,062	705
Non-GAAP operating (loss) income	$(509)	$68,313
GAAP operating margin	-33.3%	42.3%
Non-GAAP operating margin	-1.0%	49.4%

GAAP net (loss) income	$(24,288)	$23,857
Stock-based compensation*	4,808	8,380
Amortization of intangible assets	554	648
Restructuring and other costs, net*	11,062	705
Depreciation	1,891	2,038
Total other expense, net	(1,684)	(382)
Provision for income taxes	5,671	34,341
Adjusted EBITDA	$1,382	$70,351
GAAP net (loss) income margin	-47.7%	17.2%
Adjusted EBITDA margin	2.7%	50.9%
* - $3.0 million in stock-based compensation is included in Restructuring and other costs, net for Q1'25.

Investor Relations | Email: investorrelations@cerence.com

CERENCE INC.

Reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures (cont.)

(unaudited - in thousands, except per share data)

	Three Months Ended
	December 31,
	2024	2023
GAAP net (loss) income	$(24,288)	$23,857
Stock-based compensation*	4,808	8,380
Amortization of intangible assets	554	648
Restructuring and other costs, net*	11,062	705
Gain on debt extinguishment	(327)	-
Non-cash interest expense	1,861	1,468
Other	(33)	(27)
Adjustments to income tax expense	4,895	19,259
Non-GAAP net (loss) income	$(1,468)	$54,290

Adjusted EPS:
GAAP Numerator:
Net (loss) income attributed to common shareholders - basic	$(24,288)	$23,857
Interest on the Notes, net of tax	-	2,250
Net (loss) income attributed to common shareholders - diluted	$(24,288)	$26,107

Non-GAAP Numerator:
Net (loss) income attributed to common shareholders - basic	$(1,468)	$54,290
Interest on the Notes, net of tax	-	1,120
Net (loss) income attributed to common shareholders - diluted	$(1,468)	$55,410

GAAP Denominator:
Weighted-average common shares outstanding - basic	42,897	41,186
Adjustment for diluted shares	-	8,069
Weighted-average common shares outstanding - diluted	42,897	49,255

Non-GAAP Denominator:
Weighted-average common shares outstanding- basic	42,897	41,186
Adjustment for diluted shares	-	8,069
Weighted-average common shares outstanding - diluted	42,897	49,255

GAAP net (loss) income per share - diluted	$(0.57)	$0.53
Non-GAAP net (loss) income per share - diluted	$(0.03)	$1.12

GAAP net cash provided by (used in) operating activities	$9,254	$(2,815)
Capital expenditures	(1,360)	(931)
Free Cash Flow	$7,894	$(3,746)
* - $3.0 million in stock-based compensation is included in Restructuring and other costs, net for Q1'25.

Investor Relations | Email: investorrelations@cerence.com

CERENCE INC.

Reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures (cont.)

(unaudited - in thousands)

	Q2 2025		FY2025
	Low	High	Low	High
GAAP revenue	$74,000	$77,000	$236,000	$247,000

GAAP gross profit	$54,700	$58,700	$158,400	$169,400
Stock-based compensation	700	700	2,500	2,500
Amortization of intangible assets	-	-	-	-
Non-GAAP gross profit	$55,400	$59,400	$160,900	$171,900
GAAP gross margin	74%	76%	67%	69%
Non-GAAP gross margin	75%	77%	68%	70%

GAAP operating income (loss)	$7,100	$11,100	$(27,100)	$(16,100)
Stock-based compensation	7,000	7,000	22,500	22,500
Amortization of intangible assets	500	500	1,600	1,600
Restructuring and other costs, net	1,300	1,300	8,100	8,100
Non-GAAP operating income	$15,900	$19,900	$5,100	$16,100
GAAP operating margin	10%	14%	-11%	-7%
Non-GAAP operating margin	21%	26%	2%	7%

GAAP net income (loss)	$1,200	$5,200	$(39,600)	$(28,600)
Stock-based compensation	7,000	7,000	22,500	22,500
Amortization of intangible assets	500	500	1,600	1,600
Restructuring and other costs, net	1,300	1,300	8,100	8,100
Depreciation	1,900	1,900	10,200	10,200
Total other expense, net	(1,300)	(1,300)	(5,100)	(5,100)
Provision for income taxes	4,600	4,600	7,400	7,400
Adjusted EBITDA	$17,800	$21,800	$15,300	$26,300
GAAP net income (loss) margin	2%	7%	-17%	-12%
Adjusted EBITDA margin	24%	28%	6%	11%

Investor Relations | Email: investorrelations@cerence.com

CERENCE INC.

Reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures (cont.)

(unaudited - in thousands)

	Q2 2025		FY2025
	Low	High	Low	High
GAAP net income (loss)	$1,200	$5,200	$(39,600)	$(28,600)
Stock-based compensation	7,000	7,000	22,500	22,500
Amortization of intangibles	500	500	1,600	1,600
Restructuring and other costs, net	1,300	1,300	8,100	8,100
Non-cash interest expense	1,500	1,500	5,500	5,500
Other	-	-	(100)	(100)
Adjustments to income tax expense	1,500	1,500	(4,600)	(4,600)
Non-GAAP net income (loss)	$13,000	$17,000	$(6,600)	$4,400

Adjusted EPS:
GAAP Numerator:
Net income (loss) attributed to common shareholders - basic and diluted	$1,200	$5,200	$(39,600)	$(28,600)

Non-GAAP Numerator:
Net income (loss) attributed to common shareholders - basic	$13,000	$17,000	$(6,600)	$4,400
Interest on the Notes, net of tax	900	900	-	-
Net income (loss) attributed to common shareholders - diluted	$13,900	$17,900	$(6,600)	$4,400

GAAP Denominator:
Weighted-average common shares outstanding - basic	43,000	43,000	43,000	43,000
Adjustment for diluted shares	100	100	-	-
Weighted-average common shares outstanding - diluted	43,100	43,100	43,000	43,000

Non-GAAP Denominator:
Weighted-average common shares outstanding- basic	43,000	43,000	43,000	43,000
Adjustment for diluted shares	6,800	6,800	-	100
Weighted-average common shares outstanding - diluted	49,800	49,800	43,000	43,100

GAAP net income (loss) per share - diluted	$0.03	$0.12	$(0.92)	$(0.67)
Non-GAAP net income (loss) per share - diluted	$0.28	$0.36	$(0.15)	$0.10

GAAP net cash provided by operating activities			$34,000	$40,000
Capital expenditures			(14,000)	(10,000)
Free Cash Flow			$20,000	$30,000

Investor Relations | Email: investorrelations@cerence.com